UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	November 11, 2005

TOR Minerals International, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-17321	74-2081929
(Commission File Number)	(IRS Employer Identification No.)

722 Burleson Street Corpus Christi, Texas	78402
(Address of Principal Executive Offices)	(Zip Code)

(361) 883-5591

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01             OTHER EVENTS

On November 11, 2005, TOR Minerals International, Inc. (the Company), issued a press release announcing that the Company’s Chief Executive Officer, Richard Bowers, and Chief Financial Officer, Lawrence “Woody” Haas are scheduled to speak at the SOUTHWESTERN SHOWCASE on Thursday, November 17th at 8:30 am Central time.  An audio webcast of the presentation and the presentation slides will be available under the News section of the Company’s website www.torminerals.com.

A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired. Not applicable.
(b)	Pro Forma Financial Information. Not applicable.
(c)	Shell company transactions. Not applicable.
(d)	Exhibits. The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-B:
Exhibit Number Description 99.1 Press Release, dated November 11, 2005, announcing the Company’s participation in the SOUTHWESTERN SHOWCASE

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOR MINERALS INTERNATIONAL, INC. _____________________ (Registrant)

Date: November 16, 2005	/s/ LAWRENCE W. HAAS
Lawrence W. Haas Treasurer and CFO

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated November 11, 2005, announcing the Company’s participation in the SOUTHWESTERN SHOWCASE

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